
DULUTH
TRADING
CO

Investor Presentation
Third Quarter 2018

December 7, 2018

Disclaimer

Forward-Looking Statements

This presentation dated December 7, 2018 includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) ("Duluth Trading" or the "Company") plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A "Risk Factors" in Duluth Trading's Annual Report on Form 10-K filed with the SEC on March 21, 2018, and other factors as may be periodically described in Duluth Trading's subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix Table "Reconciliation to Adjusted EBITDA," for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items, such as stock-based compensation. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.



Introduction to Duluth Trading Co.

Duluth Trading Co. at a Glance

- Workwear Heritage is the Foundation of our Authentic, Everyday Lifestyle Brand

- Long History of Product Innovation and Solution-Based Design




BLOW
off
STEAM
with
GEAR
meant to
VENT!
introducing the
BREEZESHOOTER COLLECTION

- Humorous and Distinctive Marketing

- Outstanding and Engaging Customer Experience





- Nationwide Omnichannel Presence with Controlled Distribution






OMNI


AVERAGE
UNDERWEAR

Investment Highlights

- Rapidly growing lifestyle brand with well-established direct business
- Multiple revenue growth opportunities
  - Build brand awareness to expand customer base
  - Expand retail presence with attractive unit economics
  - Grow women's business
  - Broaden men's assortment
- Strategic investments support long-term EBITDA margin expansion
- Strong balance sheet
- Seasoned and passionate management team with meaningful equity stake

Sales and Adjusted EBITDA

- Strong track record of 20%+ revenue and Adjusted EBITDA growth
- Strategic investments support long-term objectives

Net Sales

($ in millions)


FY14-17 CAGR = 27%
$232
$304
$376
$471
$565
2014
2015
2016
2017
2018E

Adjusted EBITDA[1]

($ in millions)


FY14-17 CAGR = 20%
$27
$34
$41
$46
$54.5
2014
2015
2016
2017
2018E

[1] Adjusted to reflect the add-back of stock compensation expense.



Growth Strategy

Growth Strategies

1 Build Brand Awareness

2 Expand Retail Presence

3 Grow Women's Business

4 Broaden Assortment in Select Men's Product Categories



DULUTH TRADING STORES
NOW
Coast to Coast
850+
CUSTOMERS GIVE THORNTON, COLORADO
4.7 OUT OF 5 STARS!
STORE #25:
THORNTON, COLORADO
"Excellent service! I wanted to buy a product that my husband loves and didn't remember the exact style or size. The sales associate was able to look up our purchase history and assisted me in finding the correct style and size. Thank you!"
-Colorado Lady, CO
FOR MORE INFO AND A FULL LIST OF OUR 5-STAR RATED STORES, VISIT:
DULUTHTRADING.COM



FLEX FIRE HOSE CARPENTER





WHEN IT'S YOU VS. HYPOTHERMIA BLUE

Build Brand Awareness

- **Digital Advertising**
  - Paid-for search and banner ads
  - Social media (organic and sponsored)
  - Targeted emails
- **TV Advertising**
  - Strategically placed national ads
  - Memorable, humorous ads
- **Catalog**
  - Captivating storytelling
  - Product layouts
- **Local marketing**
  - Radio and cinema
  - In-store events



DULUTH TRADING
WHAT AVERAGE UNDERWEAR FEELS LIKE
GET BUCK NAKED FROM $16 EA.



DULUTH TRADING
20% OFF
ANY ORDER $100 OR MORE
BUCK NAKED UNDERWEAR
LIKE WEARING NOTHING AT ALL



WATCH OUR TV ADS



ALASKAN HARDGEAR



DULUTH TRADING STORES NOW
Coast to Coast
AND RATED 5 STARS!
40 STORES AND COUNTING!
1,500+ CUSTOMERS GIVE THE INDEPENDENCE, MISSOURI STORE 4.7 OUT OF 5 STARS!
STORE #16: INDEPENDENCE, MO
Love EVERYTHING about my experience at this store. I love the products and the helpful staff. I would love to be part of this team myself someday. I think the products speak for themselves.
-Sarah S., WI
STORE HOURS, PHOTOS & REVIEWS AND MORE AT: DULUTHTRADING.COM



AMP YOUR AIRFLOW
BREEZESHOOTER SHIRT
DULUTH TRADING CO.
BLOOMINGTON
98TH & LYNDALE



BUCK NAKED UNDERWEAR
NO PINCH
NO STINK
NO SWEAT

DULUTH TRADING CO

Expand Retail Presence

- Identified markets with ~100 potential store locations
  - Utilize direct segment data to determine markets with existing customer base
  - Focus on regions with demographic that aligns with target customer
  - Geographic diversity indicates significant white space opportunity
  - 43 stores opened at end of third quarter
- Highly attractive unit economics
  - $450 net sales per selling square feet in Year 1
  - Average 4-wall margin in mid-20's percent
  - Average payback < 2 years
- Top 3 Markets: New York, California, Texas


Full Line
Outlet
Announced new stores



DULUTH TRADING CO

Markets Grow with New Stores & Improve Over Time

Total Sales in a store market grow up to 3X with the presence of retail

Direct sales growth accelerates in store markets 18 to 24 months after opening, as evidenced by the higher growth rates in older store markets

Average Increase in Total Sales in New Store Markets (2013 – 2016)[1]



Before Store
After Store
Markets Grew 2.9X



FY17 vs FY16[2]
Direct Segment YOY Sales Growth Rate
9%
Sub-Segment "A"
- Markets with stores opened in 2016 and older
12%
Sub-Segment "B"
- Markets with stores opened in 2015 and older
22%

[1] Represents combined retail and direct sales in the store market. Excludes shipping revenues.
[2] Excludes shipping revenues.

Retail Stores Attract New, More Valuable Customers

Retail customers more likely to shop across channels, categories, and spend more

Multi-Channel Buyers


~ 3X
Higher
Retail Buyer
Direct Segment
Buyer

Multi-Category Buyers


~ 2X
Higher
Retail Buyer
Direct Segment
Buyer

Sales Per Customer


25%
Higher
Retail Buyer
Direct Segment
Buyer


DULUTH TRADING
WOMEN'S GEAR

DULUTH TRADING CO

Note: Data based on internal 12-month active buyer file.

Grow Women's Business

- Net sales increased 37% in 2017
- Continued customer acquisition through marketing investments and retail presence
- Expand product offering to address more of her lifestyle
- Introduce plus sizes in Fall 2018

($ in millions)


FY13-17 CAGR = 40%
$29
$44
$61
$81
$110
2013
2014
2015
2016
2017



DULUTH TRADING CO

Broaden Assortments in Select Men's Categories

- Net sales increased 22% in 2017
- Extend core products through color, fabric and size
- Increase penetration in spring and transitional product (rain, mid-weight jackets, etc.)
- Continue to introduce products that expand occasions for wear
- Expansion of closet share in sub-brands
  - Duluth-Built Business Wear
  - Alaskan Hardgear brand



Hidden security pocket
Removable web belt
Cargo Pants []
LIGHTWEIGHT YET TOUGH
5.6oz 100% nylon keeps you cool on hot days
CROUCH GUSSET
Lets you squat without compressing your cojones
QUICK-DRY
Nylon dries lightning fast after a dunking, wont ever feel like cotton
SUN PROTECTION
Built in UPF 40 tames fierce rays, keeps burns at bay
SWEAT-WICKING FABRIC
Powerfully pulls body moisture away, keeping you drier and cooler

DULUTH TRADING CO



Financial Review

Year Ended January 28, 2018

Net Sales



($ in millions)
Direct
Retail
25.3%
$376
$66
$310
$471
$141
$331
2016
(1/29/2017)
2017
(1/28/2018)

Gross Profit



($ in millions)
21.9%
$214
$261
2016
(1/29/2017)
2017
(1/28/2018)
Margin
56.9%
55.4%

Adjusted EBITDA[1]



($ in millions)
$41
$46
2016
(1/29/2017)
2017
(1/28/2018)
Margin
10.9%
9.8%

Net Income[2]



($ in millions)
$21
$23
2016
(1/29/2017)
2017
(1/28/2018)
Margin
5.7%
5.0%

[1] Adjusted to reflect the add-back of stock compensation expense.
[2] Excludes net income attributable to noncontrolling interest.

Three Months Ended October 28, 2018

Net Sales


($ in millions)
Direct
Retail
27.4%
$84
$30
$54
$107
$47
$60
3 mos. 2017 (10/29/2017)
3 mos. 2018 (10/28/2018)

Gross Profit


($ in millions)
28.6%
$47
$61
3 mos. 2017 (10/29/2017)
3 mos. 2018 (10/28/2018)

Margin *56.6%* *57.1%*

Adjusted EBITDA[1]


($ in millions)
$1.9
$1.0
3 mos. 2017 (10/29/2017)
3 mos. 2018 (10/28/2018)

Margin *2.2 %* *0.9%*

Net Loss[2]


($ in millions)
($0.8)
($3.2)
3 mos. 2017 (10/29/2017)
3 mos. 2018 (10/28/2018)

Margin *-1.0%* *-3.0%*

DULUTH TRADING CO

[1] Adjusted to reflect the add-back of stock compensation expense.
[2] Excludes net income attributable to noncontrolling interest.

Nine Months Ended October 28, 2018

Net Sales


($ in millions)
Direct
Retail
25.2%
$254
$78
$176
$318
$131
$187
9 mos. 2017 (10/29/2017)
9 mos. 2018 (10/28/2018)

Gross Profit


($ in millions)
23.6%
$145
$179
9 mos. 2017 (10/29/2017)
9 mos. 2018 (10/28/2018)

Margin *57.2%* *56.4%*

Adjusted EBITDA[1]


($ in millions)
$14.0
$16.7
9 mos. 2017 (10/29/2017)
9 mos. 2018 (10/28/2018)

Margin *5.5%* *5.3%*

Net Income[2]


($ in millions)
$3.8
$2.5
9 mos. 2017 (10/29/2017)
9 mos. 2018 (10/28/2018)

Margin *1.5%* *0.8%*

DULUTH TRADING CO

[1] Adjusted to reflect the add-back of stock compensation expense.
[2] Excludes net income attributable to noncontrolling interest.

Strong Balance Sheet and Liquidity

($ in millions)		As of October 28, 2018
Cash	$	2.5
Debt:		
SRV Term Loan		1.4
Line of Credit		65.0
Total Debt		66.4
Total Shareholders' Equity		142.7
Total Capitalization	**$**	**209.1**
Debt to Capital ratio		31.8%

Commentary

- $2.5 million of cash with $66.4 million of debt outstanding[1]
- $130 million credit facility ($80 million line of credit and $50 million of term loan capacity)
- Fiscal 2018 expected capital expenditures, net of proceeds from finance lease obligations, of $50 million to $55 million[2]

[1] As of October 28, 2018, $1.4 million of such debt includes noncontrolling interest which is consolidated as a variable interest entity.

[2] Fiscal 2018 capital expenditures primarily include the Company's opening of 15 retail stores, investments in technology and infrastructure improvements.

FY 2018 Guidance

	2017 Actual	2018 Guidance	Assumptions
Net Sales	$471.4M	$555M to $575M	Direct mid-single digit growth; Retail $215M-$225M
Adjusted EBITDA	$46.4M	$53M to $56M	14% to 21% YOY Growth
EPS	$0.72	$0.79 to $0.84	26% tax rate and 32.4 million shares o/s
CAPEX[1]	$42.8M	$50M to $55M	15 new store openings in FY 2018

[1] Net of proceeds from finance lease obligations.

Long-Term Targets

	2017 Actual	Long-term Goal	Assumptions
Net Sales	$471.4M	~$1 Billion	Open ~15 stores per year 50-60% retail stores / 40-50% direct
Adjusted EBITDA Margin Rate	9.8%	Low double digits	Stable gross margin Leverage expenses Benefits from IT / omnichannel investments
CAPEX	$42.8M	$220M Over 5 years	New stores and remodels Technology and infrastructure investments

DULUTH TRADING CO



Appendix

Reconciliation to Adjusted EBITDA

($ in millions)	3 Months Ended October 28, 2018	3 Months Ended October 29, 2017	9 Months Ended October 28, 2018	9 Months Ended October 29, 2017	Fiscal Year Ended January 28, 2018	Fiscal Year Ended January 29, 2017
Net Income/(Loss)	**$ (3.1)**	**$ (0.7)**	**$ 2.7**	**$ 4.0**	**$ 23.6**	**$ 21.5**
(+) Depreciation & Amorization	3.1	1.8	8.2	5.1	7.3	4.7
(+) Interest Expense, net	1.6	0.7	3.6	1.2	2.0	0.2
(+) Income Tax Expense/(Benefit)	(1.1)	(0.5)	0.9	2.5	11.9	13.5
EBITDA	**$ 0.6**	**$ 1.3**	**$ 15.4**	**$ 12.8**	**$ 44.8**	**$ 39.9**
Adjustments						
(+) Non-Cash Stock Based Compensation Expense	0.4	0.6	1.3	1.2	1.6	1.2
Adjusted EBITDA	**$ 1.0**	**$ 1.9**	**$ 16.7**	**$ 14.0**	**$ 46.4**	**$ 41.2**

($ in millions)	Fiscal Year ended February 3, 2019 Low	Fiscal Year ended February 3, 2019 High
Forecasted		
Net Income	**$ 26.0**	**$ 27.5**
(+) Depreciation & Amorization	12.1	12.5
(+) Interest Expense, net	4.5	5.0
(+) Income Tax Expense	9.0	9.6
EBITDA	**$ 51.6**	**$ 54.5**
Adjustments		
(+) Non-Cash Stock Based Compensation Expense	1.5	1.5
Adjusted EBITDA	**$ 53.0**	**$ 56.0**

DULUTH TRADING CO

Announced Store Openings

Location	Timing	Gross Sq Ft
Friendswood, TX	First half 2019	16,026
Katy, TX	First half 2019	16,000
Wichita, KS	First half 2019	15,385
Spokane Valley, WA	First half 2019	15,656
Jacksonville, FL	First half 2019	14,557
Rogers, AR	First half 2019	15,656
Danbury, CT	First half 2019	9,792
Madison. AL	First half 2019	15,656
Round Rock, TX	Second half 2019	15,536